                                                                     EXHIBIT 3.3


          (Please do not write in spaces below - for Department use)
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Date Received           FILING DATE:

Receipt No.:

Amount:
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               (File the Original Application and an Exact Copy)
                           ARTICLES OF INCORPORATION
                        (Domestic Business Corporation)

The undersigned natural person(s) of the age of eighteen years or more, acting as incorporator(s) of a corporation under the Alaska Corporation Code (AS 10.06), adopt the following Articles of Incorporation: Please Submit Document In Dark Legible Print.

ARTICLE 1  (See information and instructions)

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The name of the corporation is:  Alaska Remediation Services Corp.
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ARTICLE II  (See information and instructions)

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1.  The corporation is organized for the purpose or purposes of:
                       Evironmental Remediation of Hazardous Materials
2. The Standard Industrial Code(s) which most closely describe the initial activities of the corporation are:

                 Primary   4955         Secondary__________   Other________
                           ----

Stop:  both 1 and 2 must be completed.
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ARTICLE III  (See information and instructions)
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
 The Shares which the corporation shall have authority to issue or the board to fix is:
                 1,000                          Common                        0
            ------------------              --------------             ----------------
             Number of Shares                    Class                     Series
            ------------------              --------------             ----------------
             Number of Shares                    Class                     Series
            ------------------              --------------             ----------------
             Number of Shares                    Class                     Series
 --------------------------------------------------------------------------------------

ARTICLE IV (See information and instructions)
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1.  The address (not P.O. Box) of the initial registered office is:
  c/o CT CORPORATION SYSTEM, Suite 300, 801 West Tenth Street, Juneau, Alaska 99801
  -----
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  No. and Street                             City                    Zip Code
2.  The address (not P.O. Box) of the initial registered office is:
  ----------------------------------------------------------------------------
  No. and Street                             City                    Zip Code
3.  The name of the initial registered agent at the registered office is:
              CT CORPORATION SYSTEM
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ARTICLE V (See information and instructions)
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The name and address of each alien affiliate is (if none, please indicate "N/A")

   Name                        Complete Residence or Business Address

N/A
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(Use space below or attach additional pages for continuation of previous
Articles and/or additional Articles.)

Please indicate which article you are responding to and/or insert any desired additional provisions authorized by the act by adding additional articles here (see part 10 of instructions).









Please print or type the name below each signature.)

Signed by the incorporator or incorporators this 9th day of June, 1997.

/s/ Christine Vogt
---------------------------------------        ________________________________
Christine Vogt
/s/ Janet McKinney
---------------------------------------        ________________________________
Janet McKinney

_______________________________________        ________________________________


_______________________________________        ________________________________


_______________________________________        ________________________________


Subscribed and sworn before me this 9th day of June, 1997.


                                               /s/  Jean F. Stevens
                                               --------------------------------
                                                         Notary Public

                                   My commission expires:  October 7, 1997
                                        [Seal of Joan F. Stevens, Notary Public]